Exhibit 10.1

BOLT TECHNOLOGY CORPORATION

AMENDED AND RESTATED

2006 STOCK OPTION AND RESTRICTED STOCK PLAN

1. Purpose. The purpose of the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (the “Plan”) is to recognize the contributions made by Employees and Directors of Bolt Technology Corporation (the “Company”) or a Subsidiary and to provide such persons with an additional incentive to use maximum efforts for the future success of the Company and any Subsidiary and to enhance the ability of the Company or a Subsidiary to attract, retain and motivate individuals upon whom the Company’s sustained growth and financial success depend by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire Common Stock or receipt of awards of Restricted Stock or both.

2. Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

“Award” means any right granted under the Plan, including an Option or an award of Restricted Stock.

“Award Document” means an Option Document or a Restricted Stock Award Agreement.

“Board” or “Board of Directors” means the Board of Directors of the Company duly elected by the shareholders of the Company.

“Change of Control” means the earliest to occur of any of the following events: (i) the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary; (ii) the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a merger, plan of reorganization, consolidation or share exchange with any other entity, and immediately following such a transaction the holders of the voting securities of the Company or such surviving entity immediately prior to such transaction hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity immediately after such transaction; or (iii) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, as amended, other than the Company or any of its Subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding Shares of the Company’s Common Stock; provided, however, that as to any award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Change of Control” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors, or a committee of the Board of Directors appointed in accordance with Section 3 of the Plan, when acting in connection with the administration of the Plan.

“Common Stock” means the common stock, no par value, of the Company.

“Company” means Bolt Technology Corporation, a Connecticut corporation.

“Continuous Service” means that the Participant’s service with the Company or a Subsidiary, whether as an Employee or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, a Participant’s Continuous Service shall be deemed to have terminated with respect to all Incentive Stock Options granted to such Participant on such date as such Participant’s Continuous Service as an Employee terminates. To the extent permitted by law and any leave of absence policy of the Company, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave; provided, however, a Participant’s Continuous Service shall not be deemed to have been terminated because of an approved leave of absence from active service with the Company or a Subsidiary on account of temporary illness, authorized vacation, or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period that is required by the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended (“USERRA”) (if the Participant returns to active service with the Company or a Subsidiary within the period required by USSERA after termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable and binding statute (such as the Family and Medical Leave Act of 1993, as amended), personnel policy, or employment agreement. Whether an authorized leave of absence constitutes termination of Continuous Service hereunder shall be determined by the Committee.

“Director” means each member of the Board of Directors of the Company.

“Disability” means (i) in the case of a Participant who receives a Nonqualified Stock Option or an award of Restricted Stock and whose employment arrangement with the Company or a Subsidiary is subject to the terms of an employment agreement between such Participant and the Company or Subsidiary, which employment agreement includes a definition of “Disability,” the meaning set forth in such agreement for “Disability” during the period that agreement remains in effect; and (ii) in all other cases, the term “Disability” as used in this Plan or any Award Document shall have the meaning set forth in Section 22(e)(3) of the Code; provided, however, that as to any award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Disability” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

“Employee” means any person, including officers, employed by the Company or a Subsidiary. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of a particular date, the value of the Common Stock determined as follows: (i) if the Common Stock is traded in a public market, then the Fair Market Value per share shall be, (A) if the Common Stock is listed on a national securities exchange or included in the NASDAQ Stock Market, the last reported sale price thereof on the relevant date (or if no Shares of Common Stock were traded on such date, the next preceding date on which the Common Stock was traded), or (B) if the Common Stock is not so listed or included, the average of the last reported “bid” and “asked” prices thereof on the relevant date (or if no Shares of Common Stock were traded on such date, the next preceding date on which the Common Stock was traded) as reported on the OTC Bulletin Board, or the Fair Market Value per share as determined by any other method adopted by the Committee from time to time as the Committee may deem appropriate or as may be required in order to comply with applicable laws and regulations; and (ii) at any time at which the Common Stock is not traded in a public market, then the Fair Market Value per share shall be determined by the Board, acting in good faith using a reasonable application of a reasonable method taking into consideration the provisions of the Treasury Regulations promulgated under Section 409A of the Code, and such determination shall be final and binding for all purposes of the Plan.

“Incentive Stock Option” or “ISO” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who either (i) is not a current Employee or officer of the Company or a Subsidiary and does not receive compensation directly or indirectly from the Company or a Subsidiary for services rendered as a consultant or in any capacity other than as a Director, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

“Nonqualified Stock Option” means an Option that is not intended to qualify, or otherwise does not qualify, as an “incentive stock option” within the meaning of Section 422 of the Code.

“Option” means either an ISO or a Nonqualified Stock Option granted under the Plan.

“Option Document” means the document described in Section 7A of the Plan that sets forth the terms and conditions of an Option grant. Each Option Document shall be subject to the terms and conditions of the Plan.

“Optionee” means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated, or if applicable, such other person who holds an outstanding Option.

“Option Price” means the price at which Shares may be purchased upon exercise of an Option determined in accordance with Section 7A(b) of the Plan.

“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Restricted Stock” means Shares awarded pursuant to Section 7B under the Plan, subject to any restrictions or conditions as are established pursuant to the Plan.

“Restricted Stock Award Agreement” means the agreement described in Section 7B of the Plan that sets forth the terms and conditions of an award of Restricted Stock. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock of the Company that are the subject of Awards.

“Subsidiary” means a corporation that is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Ten Percent Shareholder” means an Employee who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary.

3. Administration of the Plan. The Plan shall be administered by the Board; however, the Board may designate a committee composed of two or more Non-Employee Directors to administer the Plan in its stead. Any such committee so designated by the Board to administer the Plan shall be constituted as necessary to comply with the legal requirements, if any, relating to the administration of the types of Awards granted under the Plan imposed by applicable corporate and securities laws, the Code and any stock exchange or national market system upon which the Common Stock is then listed or traded. Notwithstanding anything to the contrary contained in this Section 3, the Board shall constitute the Committee and administer the Plan with respect to Awards granted to Non-Employee Directors.

(a) Meetings. The Committee may hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

(b) Powers of Committee. The Committee shall have the power, subject to the express provisions of the Plan:

(i) To determine from time to time which of the eligible persons under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combinations of types of Awards shall be granted; the provisions of each Award granted, which need not be identical, including any terms of vesting of any Option granted and the price at which the Option shall be granted, and any restrictions (including, without limitation, any risk of forfeiture) and the purchase price, if any, of any Restricted Stock awarded; and, the number of Shares subject to the Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Document in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) Generally, to exercise such other powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or any Awards.

(iv) The Committee may delegate to officers or employees of the Company or a Subsidiary the authority, subject to such terms as the Committee may determine, to perform administrative functions with respect to the Plan and Award Documents.

(c) Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards under the Plan, provided that this Subsection 3(c) shall not apply to: (i) any breach of such member’s duty of loyalty to the Company or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) acts or omissions that would result in liability under the circumstances described in the exclusions contained in Section 33-636(b)(4) of the Connecticut Business Corporation Act, as amended; and (iv) any transaction from which the member derived an improper personal benefit.

(d) Indemnification. Service on the Committee shall constitute service as a member of the Board of the Company. Each member of the Committee shall be entitled without further action on such person’s part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Certificate of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which such person may be involved by reason of such person’s being or having been a member of the Committee, whether or not such person continues to be a member of the Committee at the time of the action, suit or proceeding.

(e) Effect of Committee Action. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Documents evidencing same) shall be made in its discretion and need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all persons, including without limitation, all Participants and persons claiming rights from or through a Participant.

4. Shares Subject to Plan. Subject to adjustment as provided in Section 9, the number of Shares that may be issued pursuant to Awards shall not exceed, in the aggregate, 500,000 Shares; provided that the number of shares that may be issued pursuant to awards of Restricted Stock shall not exceed, in the aggregate, 150,000 Shares. The Shares shall be issued from authorized and unissued or reacquired Common Stock, including Shares repurchased by the Company. If an Option shall for any reason expire or otherwise terminate without having been exercised in full for any reason, or if all or any portion of the Shares of Restricted Stock subject to an award of Restricted Stock shall be forfeited for any reason, the Shares for which the Option was not exercised or the Shares so forfeited shall revert to, and may again become available for the grant of one or more Awards under the Plan. No Awards shall be granted under the Plan after June 30, 2016; provided, however, that all Awards granted under the Plan prior to such date shall remain in effect until: (i) in the case of Options, such Options have been exercised or terminated in accordance with the Plan and the terms of such Options, or (ii) in the case of an award of Restricted Stock, the Shares subject to such Award are no longer subject to any restrictions (including, without limitation, any risk of forfeiture) or have been returned to the Company in accordance with the Plan and the terms of the applicable Restricted Stock Award Agreement.

5. Eligibility.

(a) Eligibility for Grant of Awards. Nonqualified Stock Options shall be granted to Non-Employee Directors as set forth in Section 6, and may otherwise be granted to Non-Employee Directors at the discretion of the Committee. Nonqualified Stock Options and/or ISOs (or a combination thereof) may be granted to Employees of the Company or its Subsidiaries, at the discretion of the Committee. Restricted Stock may be awarded to Employees of the Company or its Subsidiaries or Directors, at the discretion of the Committee.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an ISO unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant, and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Committee To Determine. The Committee, in its sole discretion, shall determine all questions of eligibility to receive Awards under the Plan.

6. Non-Employee Director Option Grants under the Plan. Notwithstanding any provision of the Plan to the contrary, each Non-Employee Director of the Company who was elected at the Company’s Annual Meeting of Shareholders held in 2003, 2004 or 2005, shall be granted a Nonqualified Stock Option to purchase 3,000 Shares of Common Stock upon approval of the Plan by the shareholders of the Company. Each Non-Employee Director of the Company who is elected by the shareholders of the Company at the Company’s Annual Meeting of

Shareholders held in 2006 and in each year of election thereafter ending with the year 2015, shall be granted a Nonqualified Stock Option to purchase 5,000 Shares of Common Stock on the date so elected to the Board. Each Option granted pursuant to this Section 6 shall have an Option Term of five (5) years from the date it is granted and shall be first exercisable as to twenty-five percent (25%) of the Shares covered under the Option in each of years two through five of its term (each year commencing on the anniversary date of the grant).

7. Award Documents and Terms.

A. Option Documents and Terms. Each Option granted under the Plan shall be a Nonqualified Stock Option, unless the Option specifically shall be designated at the time of grant to be an ISO. If any Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Nonqualified Stock Option for all purposes under the provisions of the Plan. Each Option granted pursuant to the Plan shall be evidenced by an Option Document in such form as the Committee shall from time to time approve, which Option Document shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan.

(a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option and the Options received may include Options that are intended to be ISOs and Options that are not intended to be ISOs, but only on the terms, and subject to the conditions and restrictions, of the Plan.

(b) Option Price. Each Option Document shall state the Option Price applicable to the Option granted therein. Subject to the provisions of Section 5(b) with respect to a Ten Percent Shareholder granted an ISO, the exercise price of any Option, whether a Nonqualified Stock Option or an ISO, shall in no event ever be less than 100% of the Fair Market Value of the Shares subject to the Option on the date the Option is granted as determined by the Committee in accordance with this Section 7A(b). Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise. No Option shall be exercisable during the year ending on the first anniversary date of the granting of the Option. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and (unless the Shares are covered by a then current registration statement or a notification under Regulation A under the Securities Act) shall contain the Optionee’s acknowledgment in form and substance satisfactory to the Company that: (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Optionee has been advised and understands that (A) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration; (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws and any other restrictions contained in the Plan and the applicable Option Document; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the

Company determines that issuance of Shares should be delayed pending (1) registration under federal or state securities laws, (2) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (3) the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or (4) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

(d) Medium of Payment. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Committee in its sole discretion, by one or more of the following methods. The Committee shall have authority to grant Options that do not entitle the Optionee to use all methods or that require prior written consent of the Company to use certain of the methods. The methods of payment of the Option price are:

(i) cash or check payable in clearinghouse funds to the order of the Company;

(ii) by delivery to the Company of other Shares of Common Stock which, unless otherwise determined by the Committee, have been held for more than six (6) months;

(iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of the Shares with a Fair Market Value that does not exceed the Option price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate Option price not so satisfied, provided further that the Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent so applied or withheld to satisfy tax withholding obligations pursuant to Section 11 below; or

(iv) any other form of legal consideration that may be acceptable to the Committee.

(e) Vesting. The total number of Shares subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on the satisfaction of certain performance criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

(f) Termination of Options.

(i) No Option shall be exercisable after the first to occur of the following:

(A) Expiration of the Option term specified in the Option Document, which expiration shall occur no later than (1) ten (10) years from the date of grant, or (2) five (5) years from the date of grant of an ISO if the Optionee on the date of grant is a Ten Percent Shareholder;

(B) Unless otherwise set forth in the Option Document, expiration of three (3) months from the date the Optionee’s Continuous Service terminates by reason of the Optionee’s retirement or Disability; provided however, that if the Optionee dies within such three-month period, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of his death;

(C) Unless otherwise set forth in the Option Document, expiration of fifteen (15) months from the date Optionee’s Continuous Service terminates due to the Optionee’s death;

(D) Unless otherwise set forth in the Option Document or in (E) below with respect to Non-Employee Director Options, upon the termination date of the Optionee’s Continuous Service in the event that the Optionee’s Continuous Service is terminated for any reason other than death, Disability or retirement; or

(E) Notwithstanding (B) and (D) above, in the case of Options granted to Non-Employee Directors pursuant to Section 6 above, expiration of a period of thirty (30) days from the date the Optionee’s Continuous Service terminates; provided however, that if the Non-Employee Director dies within such thirty (30) days, any unexercised Option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of his death; or

(F) The date, if any, set by the Board of Directors or the Committee as an accelerated expiration date in the event of the liquidation or dissolution of the Company or a Change of Control.

(ii) Notwithstanding the foregoing, if an Optionee’s employment terminates by death, Disability or retirement after the first anniversary date of the granting of the Option and prior to an installment of his Option (other than the first installment) becoming exercisable and if there are no conditions to the next succeeding installment becoming exercisable other than the passage of time, his Option thereupon shall become exercisable with respect to a number of Shares (in addition to Shares covered by installments theretofore matured) equal to a pro rata portion of the Shares for which it would become exercisable upon the maturity of the next succeeding installment, such pro rata portion to be based upon the proportion which the number of full months in the period beginning with the maturity date of the next preceding installment and ending with such termination of his employment bears to the total number of full months in the period beginning with the maturity date of the next preceding installment and ending with the maturity date of the next succeeding installment.

(iii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 7A(f)(i)(A), provided that any change pursuant to this Subsection 7A(f)(iii) which would cause an ISO to become a Nonqualified Stock Option may be made only with the consent of the Optionee.

(g) Transferability of Options. Unless otherwise determined by the Committee with respect to a Nonqualified Stock Option, no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by the Optionee. Notwithstanding the foregoing, an Optionee may, by delivering written notice to the Company in form satisfactory to the Company, designate a third party who, in the event of the Optionee’s death, shall thereafter be entitled to exercise the Option.

(h) Limitation on ISO Grants. To the extent that the aggregate Fair Market Value of the Shares of Common Stock (determined at the time the ISO is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company or its Subsidiaries in which such Optionee has been granted ISOs exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options, notwithstanding any contrary provision of the applicable Option Document.

(i) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Option shall contain such provisions such that such Option will comply with the requirements of Section 409A of the Code. Such provisions, if any, shall be determined by the Committee and shall be set forth in the Option Document evidencing such Option.

(j) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

(k) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 7A(f)(i)(F) or Sections 8 and 9 of the Plan, as applicable.

B. Restricted Stock Award Agreements and Terms. Each award of Restricted Stock pursuant to the Plan shall be evidenced by a Restricted Stock Award Agreement in such form as the Committee shall from time to time approve, which Restricted Stock Award Agreement shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan. A Participant shall have no rights with respect to the Shares of Restricted Stock covered by a Restricted Stock Award Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Award Agreement and paid the full purchase price, if any, for said Shares to the Company in the manner set forth in the Restricted Stock Award Agreement.

(a) Number of Shares of Restricted Stock. Each Restricted Stock Award Agreement shall state the number of Shares to which it pertains. Participants may receive more than one award of Restricted Stock, but only on the terms, and subject to the conditions and restrictions, of the Plan.

(b) Purchase Price. Restricted Stock may be awarded for such consideration as is determined by the Committee in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

(c) Medium of Payment. The purchase price, if any, payable to purchase Restricted Stock shall be paid by cash or check payable in clearinghouse funds to the order of the Company, or any other form of legal consideration that may be acceptable to the Committee in its sole discretion and permissible under applicable law.

(d) Restrictions. Each Restricted Stock Award Agreement shall state the terms and conditions, if any, pursuant to which the Participant shall acquire a nonforfeitable right to the Shares awarded as Restricted Stock. Shares may become nonforfeitable immediately or in periodic installments that may or may not be equal. An award of Restricted Stock may be subject to such other terms and conditions on the time or times when the Shares under such award shall become nonforfeitable (which may be based on the satisfaction of certain performance criteria), or such other restrictions (including, without limitation, limitations on the right to vote the Shares or the right to receive dividends on the Shares), as the Committee may deem appropriate. Restrictions with respect to individual awards of Restricted Stock may vary. Unless the Committee determines otherwise, certificates evidencing Shares of Restricted Stock shall (i) bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock and (ii) remain in the possession of the Company until such time as all applicable restrictions lapse.

(e) Termination. Unless otherwise provided in the Restricted Stock Award Agreement, any Shares under an award of Restricted Stock that remain subject to a risk of forfeiture on the date a Participant’s

Continuous Service terminates shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in such Restricted Stock or the award of Restricted Stock.

(f) Transferability. Shares of Restricted Stock shall not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of by the Participant except as expressly permitted by the terms and conditions of the Restricted Stock Award Agreement, as the Committee shall determine in its discretion, so long as such Shares remain subject to the terms of the Restricted Stock Award Agreement.

(g) Issuance of Restricted Stock. Unless the Shares are covered by a then current registration statement or a notification under Regulation A under the Securities Act, each Restricted Stock Award Agreement shall contain the Participant’s acknowledgment in form and substance satisfactory to the Company that: (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Participant has been advised and understands that (A) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Participant any exemption from such registration; (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws and any other restrictions contained in the Plan and the applicable Restricted Stock Award Agreement; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Restricted Stock Award Agreement may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (1) registration under federal or state securities laws, (2) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (3) the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or (4) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer issuance of any Shares under an award of Restricted Stock granted hereunder until any of the events described in this sentence has occurred.

(h) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any award of Restricted Stock shall contain such provisions such that such award will comply with the requirements of Section 409A of the Code. Such provisions, if any, shall be determined by the Committee and shall be set forth in the Restricted Stock Award Agreement evidencing such award.

(i) Other Provisions. Subject to the provisions of the Plan, the Restricted Stock Award Agreement shall contain such other provisions including, without limitation, additional terms and conditions with respect to when the Participant will obtain a nonforfeitable right to the Shares, as the Committee shall deem advisable.

(j) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Restricted Stock Award Agreements issued to a Participant, subject to the Participant’s consent if such amendment is not favorable to the Participant, except that the consent of the Participant shall not be required for any amendment made pursuant to Sections 8 and 9 of the Plan, as applicable.

8. Change of Control.

(a) Options. Unless otherwise provided in an applicable Option Document, immediately following the consummation of a Change of Control, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by a successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of any agreement governing a Change of Control. If Options terminate and are not assumed in connection with a Change of Control, all holders of such Options shall receive the same consideration that shareholders receive upon such Change of Control to the extent that such Options are vested immediately prior to such Change of Control reduced by the Option price such Optionee would have had to pay upon the exercise of their respective Options and any applicable withholding taxes. The Committee may provide for full or partial vesting of any outstanding Option prior to a Change of Control in the applicable Option Document or by unilateral amendment to any such Option Document after the grant of any such Option.

(b) Restricted Stock. The Committee shall have the discretion to provide in each Restricted Stock Award Agreement the terms and conditions that relate to the lapse of any restrictions on the Shares of Restricted Stock subject thereto, including without limitation any risk of forfeiture, in the event of a Change in Control, which terms and conditions may vary in each Restricted Stock Award Agreement. The Committee may provide for lapse of restrictions on any Shares subject to an award of Restricted Stock prior to a Change of Control in the applicable Restricted Stock Award Agreement or by unilateral amendment to any such Restricted Stock Award Agreement after the grant of any such award.

9. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Awards may be granted hereunder, the number and class or classes of Shares covered by each outstanding Award and the Option price or purchase price, as applicable, thereof, shall be proportionately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or a recapitalization, reorganization or other capital adjustment (not including the issuance of Common Stock on the conversion or exchange of other securities of the Company which are convertible into or exchangeable for Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee, except in the case of any adjustment that may be deemed to have been made pursuant to a Change of Control under Section 8.

10. No Commitment to Retain. The grant of an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Subsidiary to retain the Participant in the employ or service of the Company or a Subsidiary and/or as a member of the Company’s Board or in any other capacity, or interfere in any way with the right of the Company or a Subsidiary to terminate the services of a Participant.

11. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option or an award of Restricted Stock, the Company shall have the right to: (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares; or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company’s obligation to make any delivery or transfer of Shares shall be conditioned on the Participant’s compliance, to the Company’s satisfaction, with any withholding requirement. With the consent of the Committee, in its sole discretion, a Participant may satisfy any such withholding obligations by (i) authorizing the Company to withhold sufficient Shares from the Shares otherwise issuable to the Participant as a result of the exercise of the Option or the award of Restricted Stock, provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (ii) delivering to the Company other owned and unencumbered Shares of Common Stock.

12. Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to an Award unless and until such Participant has satisfied all requirements (i) in the case of an Option, for exercise of the Option pursuant to its terms and (ii) in the case of an award of Restricted Stock, for receipt of Shares subject to the award of Restricted Stock (subject to any restrictions, including, without limitation, any risk of forfeiture) in accordance with the terms of such award.

13. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Exchange Act) to satisfy the conditions of said Rule 16b-3 under the Exchange Act or its successors; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of said Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This Section shall not be applicable if no class of the Company’s equity securities is then registered pursuant to Section 12 of the Exchange Act.

14. Amendment or Termination of the Plan. The Board may amend, suspend or terminate the Plan, but no such amendment or termination shall be made which would adversely affect any outstanding Awards without the written consent of the affected Participants. In addition, to the extent necessary to comply with Section 422 of the Code, Section 16b-3 under the Exchange Act or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed, the Company shall obtain shareholder approval of any Plan amendment or termination.

15. Term of Plan and Effective Date.

(a) Amendment and Restatement. This Plan amends and restates the Bolt Technology Corporation 2006 Stock Option Plan (the “Original Plan”), which was approved by the Board of Directors on September 28, 2006, and by the shareholders of the Company on November 21, 2006.

(b) Term of Plan. Unless sooner terminated by the Board pursuant to Section 14, the Plan shall automatically terminate on September 27, 2016, the day before the tenth (10th) anniversary of the date the Original Plan was adopted by the Board; provided however, that all applicable provisions with respect to Awards granted prior to such termination shall remain in effect until (i) in the case of Options, all the outstanding Options have been exercised or expired in accordance with the Plan and the terms of the Options and (ii) in the case of Shares of Restricted Stock, all Shares subject to awards of Restricted Stock are no longer subject to any restrictions (including, without limitation, any risk of forfeiture) or have been returned to the Company in accordance with the Plan and the terms of the applicable Restricted Stock Award Agreement.

(c) Effective Date. The Plan is effective as of September 18, 2007, the date on which the Plan was approved by the Board of Directors. The Plan is conditioned on the approval of the shareholders of the

Company within twelve (12) months after the date the Plan was so adopted by the Board. No Awards shall be granted under the Plan until the Plan is duly approved by the shareholders of the Company.

16. Choice of Law. The law of the State of Connecticut shall apply to all matters relating to the construction, validity and interpretation of the Plan and the Awards granted under the Plan, without regard to such state’s conflict of laws principles.

BOLT TECHNOLOGY CORPORATION

INCENTIVE STOCK OPTION AGREEMENT

AGREEMENT made as of                     , 200            , by and between Bolt Technology Corporation, a Connecticut corporation (the “Company”), and                     (the “Optionee”).

Pursuant to the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (as it may be further amended from time to time, the “Plan”), the Company desires to grant to the Optionee, and the Optionee desires to accept from the Company, an option to purchase shares of the common stock of the Company, without par value (the “Common Stock”), upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option; Option Price. The Company hereby grants to the Optionee an option to purchase             shares of Common Stock at a purchase price per share of $            (the “Option”). The purchase price is not less than the fair market value of the Common Stock on the date of grant.

The Option is intended to be treated as an option that is an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding the intention of the Company and the Optionee that the Option will be treated as an incentive stock option, such treatment will depend upon satisfaction of certain conditions set forth in the Code and may not be available in all instances. The Optionee hereby acknowledges and understands that to the extent that the Option does not qualify as an incentive stock option, the Option will be treated as a non-qualified stock option.

There are potential tax consequences associated with the grant, vesting and exercise of this Option. It is the responsibility of the Optionee to seek independent tax advice with regard to the tax treatment of the Option, the exercise thereof, the disposition of any Common Stock acquired upon exercise of the Option and any other related matters.

2. Entitlement to Exercise Option; Term of Option. The Option shall not be exercisable during the year ending on the first anniversary date of the date hereof and then only with respect to the vested portion of the Option. Subject to the preceding sentence and the terms of this Agreement and the Plan, the Option shall only become exercisable in accordance with the following vesting schedule based upon the number of full years of the Optionee’s Continuous Service (as defined in the Plan) following the date of grant:

Vesting Date	Number of Shares Vesting

Unless sooner terminated pursuant to the terms of this Agreement, the Option will expire if and to the extent it is not exercised on or before                     , 20            , such date not to exceed or be extended beyond                     [ten years from date of grant].

3. Exercise of Option; Medium of Payment. (a) Subject to the requirements of Section 2, the vested portion of the Option may be exercised in whole at any time or in part from time to time during the term of the Option. To exercise the Option, the Optionee shall deliver to the Chief Executive Officer of the Company: (i) a written notice specifying the number of shares of Common Stock to be purchased, and (ii) payment in full of the exercise price, together with the amount, if any, deemed necessary by the Company to enable it to satisfy any income tax withholding obligations with respect to the exercise of the Option or the sale of the shares of Common Stock covered thereby.

(b) The medium of payment for exercising the Option may be one or a combination of the following: (i) cash or check payable in clearinghouse funds to the order of the Company; (ii) by delivery to the Company of other shares of Common Stock which, unless otherwise determined by the Committee (as defined in the Plan), have been held for more than six (6) months; (iii) by a “net exercise” arrangement (as described in the Plan); or (iv) any other form of legal consideration that may be acceptable to the Committee. If the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise of the Option or the sale of the shares of Common Stock covered thereby, then before the transfer of shares to the Optionee the Company shall have the right to require such payments from the Optionee or withhold such amounts from other payments due to the Company by the Optionee.

4. Rights as a Stockholder. No shares of Common Stock will be issued or delivered pursuant to an exercise of the Option until full payment for such shares has been made. The Optionee shall not be deemed to be, or have any rights as, a stockholder with respect to any shares covered by the Option until a stock certificate for such shares has been issued to the Optionee. Except as otherwise provided herein, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate.

5. Nontransferability of Option. The Option is not assignable or transferable except by will or by the applicable laws of descent and distribution. The Option is exercisable during the Optionee’s lifetime only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company in form satisfactory to the Company, designate a third party who, in the event of the Optionee’s death, shall thereafter be entitled to exercise the Option.

6. Termination of Employment. (a) If the Optionee’s Continuous Service with the Company or any Subsidiary (as defined in the Plan) terminates by reason of the Optionee’s retirement or Disability (as defined in the Plan), then, unless sooner terminated under the terms hereof or pursuant to the Plan, the Option will terminate on the date three (3) months after the date of the Optionee’s termination of Continuous Service; provided, however, that if the Optionee dies within such three-month period, any unexercised Option, to the extent to which it

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was exercisable at the time of the Optionee’s death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of the Optionee’s death. If the Optionee’s Continuous Service with the Company terminates by reason of the Optionee’s death, then, unless sooner terminated under the terms hereof or pursuant to the Plan, the Option will terminate on the date fifteen (15) months from the date of the Optionee’s death. If the Optionee’s Continuous Service with the Company terminates for any reason other than death, Disability or retirement, the Option will terminate on the termination date of the Optionee’s Continuous Service with the Company.

(b) Notwithstanding the foregoing, if an Optionee’s employment terminates by death, Disability or retirement after the first anniversary date of the date hereof and prior to an installment of the Option (other than the first installment) becoming exercisable and if there are no conditions to the next succeeding installment becoming exercisable other than the passage of time, the Option shall become exercisable with respect to the number of shares calculated pursuant to Section 7A(f)(ii) of the Plan.

7. Plan Provisions Control. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein, the provisions of the Plan shall govern if and to the extent that there are inconsistencies between the provisions of the Plan and the provisions of this Agreement. The Optionee acknowledges that the Optionee has received a copy of the Plan prior to the execution of this Agreement.

8. No Rights Conferred. Nothing in this Agreement shall give the Optionee any right to continue in the employ or service of the Company or any Subsidiary and/or as a member of the Company’s Board of Directors or in any other capacity, or interfere in any way with the right of the Company or any Subsidiary to terminate the employment or services of the Optionee.

9. Change of Control; Adjustments. The provisions of Section 8 of the Plan shall govern upon the consummation of a Change of Control (as defined in the Plan). All references to the number and class of shares covered by this Agreement, the exercise price per share of the Option, and other terms in this Agreement may be appropriately adjusted, in the discretion of the Committee, in the event of certain changes in capitalization, as set forth in Section 9 of the Plan.

10. Securities Law and Other Requirements. Exercise of the Option is subject to compliance with applicable securities and other laws, rules and regulations, including without limitation as set forth in Section 7A(c) of the Plan, and the Company may defer exercise of the Option to ensure compliance with such laws, rules and regulations.

11. Compliance with Section 409A of the Code. The Optionee hereby consents (without further consideration) to any change to the Option or this Agreement so the Optionee can avoid paying penalties under Section 409A of the Code, even if those changes affect the terms and conditions of the Option and reduce its value or potential value.

12. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and

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permitted assigns. This Agreement may not be assigned or transferred in whole or in part except as provided in the Plan.

13. Interpretation of this Agreement. All determinations and interpretations made by the Committee with regard to any questions arising under the Plan or this Agreement shall be final, binding and conclusive as to all persons, including without limitation the Optionee and any person claiming rights from or through the Optionee.

14. Venue. Each party to this Agreement hereby irrevocably (i) consents and submits to the exclusive jurisdiction of the state and federal courts in Fairfield County, Connecticut in connection with any disputes arising out of this Agreement, and (ii) waives any objection based on venue or inconvenient forum with respect to any action instituted therein arising under this Agreement or the transactions contemplated hereby, and agrees that any dispute with respect to such matters shall be heard only in the courts described above.

15. Governing Law; Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to such state’s conflict of laws principles. The Plan and this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement may be amended by the Committee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 7A(f)(i)(F), Section 8 or Section 9 of the Plan, or as set forth in Section 11 of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BOLT TECHNOLOGY CORPORATION

By:
Name:
Title:

OPTIONEE

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BOLT TECHNOLOGY CORPORATION

NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT made as of                     , 200            , by and between Bolt Technology Corporation, a Connecticut corporation (the “Company”), and                     (the “Optionee”).

Pursuant to the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (as it may be further amended from time to time, the “Plan”), the Company desires to grant to the Optionee, and the Optionee desires to accept from the Company, an option to purchase shares of the common stock of the Company, without par value (the “Common Stock”), upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option; Option Price. The Company hereby grants to the Optionee an option to purchase             shares of Common Stock at a purchase price per share of $            (the “Option”). The Option is intended to be treated as an option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The purchase price is not less than the fair market value of the Common Stock on the date of grant.

There are potential tax consequences associated with the grant, vesting and exercise of this Option. It is the responsibility of the Optionee to seek independent tax advice with regard to the tax treatment of the Option, the exercise thereof, the disposition of any Common Stock acquired upon exercise of the Option and any other related matters.

2. Entitlement to Exercise Option; Term of Option. The Option shall not be exercisable during the year ending on the first anniversary date of the date hereof and then only with respect to the vested portion of the Option. Subject to the preceding sentence and the terms of this Agreement and the Plan, the Option shall only become exercisable in accordance with the following vesting schedule based upon the number of full years of the Optionee’s Continuous Service (as defined in the Plan) following the date of grant:

Vesting Date	Number of Shares Vesting

Unless sooner terminated pursuant to the terms of this Agreement, the Option will expire if and to the extent it is not exercised on or before                     , 20            , such date not to exceed or be extended beyond                     [ten years from date of grant].

3. Exercise of Option; Medium of Payment. (a) Subject to the requirements of Section 2, the vested portion of the Option may be exercised in whole at any time or in part from time to time during the term of the Option. To exercise the Option, the Optionee shall deliver to the Chief Executive Officer of the Company: (i) a written notice specifying the number of shares of Common Stock to be purchased, and (ii) payment in full of the exercise price, together with the amount, if any, deemed necessary by the Company to enable it to satisfy any income tax withholding obligations with respect to the exercise of the Option or the sale of the shares of Common Stock covered thereby.

(b) The medium of payment for exercising the Option may be one or a combination of the following: (i) cash or check payable in clearinghouse funds to the order of the Company; (ii) by delivery to the Company of other shares of Common Stock which, unless otherwise determined by the Committee (as defined in the Plan), have been held for more than six (6) months; (iii) by a “net exercise” arrangement (as described in the Plan); or (iv) any other form of legal consideration that may be acceptable to the Committee. If the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise of the Option or the sale of the shares of Common Stock covered thereby, then before the transfer of shares to the Optionee the Company shall have the right to require such payments from the Optionee or withhold such amounts from other payments due to the Company by the Optionee.

4. Rights as a Stockholder. No shares of Common Stock will be issued or delivered pursuant to an exercise of the Option until full payment for such shares has been made. The Optionee shall not be deemed to be, or have any rights as, a stockholder with respect to any shares covered by the Option until a stock certificate for such shares has been issued to the Optionee. Except as otherwise provided herein, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate.

5. Nontransferability of Option. The Option is not assignable or transferable except by will or by the applicable laws of descent and distribution. The Option is exercisable during the Optionee’s lifetime only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company in form satisfactory to the Company, designate a third party who, in the event of the Optionee’s death, shall thereafter be entitled to exercise the Option.

6. Termination of Employment. (a) If the Optionee’s Continuous Service with the Company or any Subsidiary (as defined in the Plan) terminates by reason of the Optionee’s retirement or Disability (as defined in the Plan), then, unless sooner terminated under the terms hereof or pursuant to the Plan, the Option will terminate on the date three (3) months after the date of the Optionee’s termination of Continuous Service; provided, however, that if the Optionee dies within such three-month period, any unexercised Option, to the extent to which it was exercisable at the time of the Optionee’s death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of the Optionee’s death. If the Optionee’s Continuous Service with the Company terminates by reason of the Optionee’s death, then, unless sooner terminated under the terms hereof or pursuant to the Plan, the Option will terminate on the date fifteen (15) months from the date of the Optionee’s death. If the Optionee’s Continuous Service with the Company terminates for any reason other than death, Disability or retirement, the Option will terminate on the termination date of the Optionee’s Continuous Service with the Company.

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(b) Notwithstanding the foregoing, if an Optionee’s employment terminates by death, Disability or retirement after the first anniversary date of the date hereof and prior to an installment of the Option (other than the first installment) becoming exercisable and if there are no conditions to the next succeeding installment becoming exercisable other than the passage of time, the Option shall become exercisable with respect to the number of shares calculated pursuant to Section 7A(f)(ii) of the Plan.

7. Plan Provisions Control. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein, the provisions of the Plan shall govern if and to the extent that there are inconsistencies between the provisions of the Plan and the provisions of this Agreement. The Optionee acknowledges that the Optionee has received a copy of the Plan prior to the execution of this Agreement.

8. No Rights Conferred. Nothing in this Agreement shall give the Optionee any right to continue in the employ or service of the Company or any Subsidiary and/or as a member of the Company’s Board of Directors or in any other capacity, or interfere in any way with the right of the Company or any Subsidiary to terminate the employment or services of the Optionee.

9. Change of Control; Adjustments. The provisions of Section 8 of the Plan shall govern upon the consummation of a Change of Control (as defined in the Plan). All references to the number and class of shares covered by this Agreement, the exercise price per share of the Option, and other terms in this Agreement may be appropriately adjusted, in the discretion of the Committee, in the event of certain changes in capitalization, as set forth in Section 9 of the Plan.

10. Securities Law and Other Requirements. Exercise of the Option is subject to compliance with applicable securities and other laws, rules and regulations, including without limitation as set forth in Section 7A(c) of the Plan, and the Company may defer exercise of the Option to ensure compliance with such laws, rules and regulations.

11. Compliance with Section 409A of the Code. The Optionee hereby consents (without further consideration) to any change to the Option or this Agreement so the Optionee can avoid paying penalties under Section 409A of the Code, even if those changes affect the terms and conditions of the Option and reduce its value or potential value.

12. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned or transferred in whole or in part except as provided in the Plan.

13. Interpretation of this Agreement. All determinations and interpretations made by the Committee with regard to any questions arising under the Plan or this Agreement shall be final, binding and conclusive as to all persons, including without limitation the Optionee and any person claiming rights from or through the Optionee.

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14. Venue. Each party to this Agreement hereby irrevocably (i) consents and submits to the exclusive jurisdiction of the state and federal courts in Fairfield County, Connecticut in connection with any disputes arising out of this Agreement, and (ii) waives any objection based on venue or inconvenient forum with respect to any action instituted therein arising under this Agreement or the transactions contemplated hereby, and agrees that any dispute with respect to such matters shall be heard only in the courts described above.

15. Governing Law; Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to such state’s conflict of laws principles. The Plan and this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement may be amended by the Committee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 7A(f)(i)(F), Section 8 or Section 9 of the Plan, or as set forth in Section 11 of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BOLT TECHNOLOGY CORPORATION

By:
Name:
Title:

OPTIONEE

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BOLT TECHNOLOGY CORPORATION

NON-EMPLOYEE DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT made as of                     , 200            , by and between Bolt Technology Corporation, a Connecticut corporation (the “Company”), and                     (the “Optionee”).

Pursuant to the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (as it may be further amended from time to time, the “Plan”), the Company desires to grant to the Optionee, and the Optionee desires to accept from the Company, an option to purchase shares of the common stock of the Company, without par value (the “Common Stock”), upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option; Option Price. The Company hereby grants to the Optionee an option to purchase [3,000 / 5,000] shares of Common Stock at a purchase price per share of $            (the “Option”). The Option is intended to be treated as an option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The purchase price is not less than the fair market value of the Common Stock on the date of grant.

There are potential tax consequences associated with the grant, vesting and exercise of this Option. It is the responsibility of the Optionee to seek independent tax advice with regard to the tax treatment of the Option, the exercise thereof, the disposition of any Common Stock acquired upon exercise of the Option and any other related matters.

2. Entitlement to Exercise Option; Term of Option. The Option shall not be exercisable during the year ending on the first anniversary date of the date hereof and then only with respect to the vested portion of the Option. Subject to the preceding sentence and the terms of this Agreement and the Plan, the Option shall only become exercisable in accordance with the following vesting schedule based upon the number of full years of the Optionee’s Continuous Service (as defined in the Plan) as a director of the Company following the date of grant:

Vesting Date	Number of Shares Vesting
First anniversary date of the date hereof	[750 /1,250	]
Second anniversary date of the date hereof	[750 /1,250	]
Third anniversary date of the date hereof	[750 /1,250	]
Fourth anniversary date of the date hereof	[750 /1,250	]

Unless sooner terminated pursuant to the terms of this Agreement, the Option will expire if and to the extent it is not exercised on or before the fifth anniversary from the date hereof.

3. Exercise of Option; Medium of Payment. (a) Subject to the requirements of Section 2, the vested portion of the Option may be exercised in whole at any time or in part from time to time during the term of the Option. To exercise the Option, the Optionee shall deliver to the Chief Executive Officer of the Company: (i) a written notice specifying the number of shares of Common Stock to be purchased, and (ii) payment in full of the exercise price, together with the amount, if any, deemed necessary by the Company to enable it to satisfy any income tax withholding obligations with respect to the exercise of the Option or the sale of the shares of Common Stock covered thereby.

(b) The medium of payment for exercising the Option may be one or a combination of the following: (i) cash or check payable in clearinghouse funds to the order of the Company; (ii) by delivery to the Company of other shares of Common Stock which, unless otherwise determined by the Committee (as defined in the Plan), have been held for more than six (6) months; (iii) by a “net exercise” arrangement (as described in the Plan); or (iv) any other form of legal consideration that may be acceptable to the Committee. If the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise of the Option or the sale of the shares of Common Stock covered thereby, then before the transfer of shares to the Optionee the Company shall have the right to require such payments from the Optionee or withhold such amounts from other payments due to the Company by the Optionee.

4. Rights as a Stockholder. No shares of Common Stock will be issued or delivered pursuant to an exercise of the Option until full payment for such shares has been made. The Optionee shall not be deemed to be, or have any rights as, a stockholder with respect to any shares covered by the Option until a stock certificate for such shares has been issued to the Optionee. Except as otherwise provided herein, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate.

5. Nontransferability of Option. The Option is not assignable or transferable except by will or by the applicable laws of descent and distribution. The Option is exercisable during the Optionee’s lifetime only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company in form satisfactory to the Company, designate a third party who, in the event of the Optionee’s death, shall thereafter be entitled to exercise the Option.

6. Termination of Service as Director. If the Optionee’s Continuous Service with the Company or any Subsidiary (as defined in the Plan) terminates by reason other than death, then, unless sooner terminated under the terms hereof or pursuant to the Plan, the Option will terminate on the date thirty (30) days after the date of the Optionee’s termination of Continuous Service; provided, however, that if the Optionee dies within such thirty-day period, any unexercised Option, to the extent to which it was exercisable at the time of the Optionee’s death, shall thereafter be exercisable for a period not exceeding fifteen (15) months from the date of the Optionee’s death. If the Optionee’s Continuous Service with the Company terminates by reason of the Optionee’s death, then, unless sooner terminated under the terms hereof or pursuant to the Plan, the Option will terminate on the date fifteen (15) months from the date of the Optionee’s death.

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7. Plan Provisions Control. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein, the provisions of the Plan shall govern if and to the extent that there are inconsistencies between the provisions of the Plan and the provisions of this Agreement. The Optionee acknowledges that the Optionee has received a copy of the Plan prior to the execution of this Agreement.

8. No Rights Conferred. Nothing in this Agreement shall give the Optionee any right to continue in the service of the Company or any Subsidiary and/or as a member of the Company’s Board of Directors or in any other capacity, or interfere in any way with the right of the Company or any Subsidiary to terminate the services of the Optionee.

9. Change of Control; Adjustments. The provisions of Section 8 of the Plan shall govern upon the consummation of a Change of Control (as defined in the Plan). All references to the number and class of shares covered by this Agreement, the exercise price per share of the Option, and other terms in this Agreement may be appropriately adjusted, in the discretion of the Committee, in the event of certain changes in capitalization, as set forth in Section 9 of the Plan.

10. Securities Law and Other Requirements. Exercise of the Option is subject to compliance with applicable securities and other laws, rules and regulations, including without limitation as set forth in Section 7A(c) of the Plan, and the Company may defer exercise of the Option to ensure compliance with such laws, rules and regulations.

11. Compliance with Section 409A of the Code. The Optionee hereby consents (without further consideration) to any change to the Option or this Agreement so the Optionee can avoid paying penalties under Section 409A of the Code, even if those changes affect the terms and conditions of the Option and reduce its value or potential value.

12. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned or transferred in whole or in part except as provided in the Plan.

13. Interpretation of this Agreement. All determinations and interpretations made by the Committee with regard to any questions arising under the Plan or this Agreement shall be final, binding and conclusive as to all persons, including without limitation the Optionee and any person claiming rights from or through the Optionee.

14. Venue. Each party to this Agreement hereby irrevocably (i) consents and submits to the exclusive jurisdiction of the state and federal courts in Fairfield County, Connecticut in connection with any disputes arising out of this Agreement, and (ii) waives any objection based on venue or inconvenient forum with respect to any action instituted therein arising under this Agreement or the transactions contemplated hereby, and agrees that any dispute with respect to such matters shall be heard only in the courts described above.

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15. Governing Law; Entire Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to such state’s conflict of laws principles. The Plan and this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement may be amended by the Committee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 7A(f)(i)(F), Section 8 or Section 9 of the Plan, or as set forth in Section 11 of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BOLT TECHNOLOGY CORPORATION

By:
Name:
Title:

OPTIONEE

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BOLT TECHNOLOGY CORPORATION

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is entered into as of                     , 200    (the “Effective Date”), by and between Bolt Technology Corporation, a Connecticut corporation (the “Company”), and             (the “Participant”).

WHEREAS, the Participant is an employee of the Company or one of its subsidiaries or a director of the Company and in connection therewith has rendered services for and on behalf of the Company and/or its subsidiaries; and

WHEREAS, in recognition of the prior contributions made by the Participant and to provide the Participant with an additional incentive to use maximum efforts for the future success of the Company and its subsidiaries, the Company desires to grant to the Participant, and the Participant desires to accept from the Company, an award of the common stock, without par value, of the Company (the “Common Stock”) pursuant to the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (as it may be further amended from time to time, the “Plan”), subject to certain restrictions for the benefit of the Company, and upon such other terms and conditions, set forth in this Agreement.

NOW, THEREFORE, the Company and the Participant agree as follows:

1. Restricted Stock Award. The Company hereby offers to issue to the Participant             shares of Common Stock (the “Shares”) subject to the restrictions and on the terms and conditions set forth in this Agreement (the “Award”). Unless this offer is earlier revoked in writing by the Company, the Participant shall have ten (10) days from the date of the delivery of this Agreement to the Participant to accept the offer of the Company by executing and delivering to the Company two copies of this Agreement, without condition or reservation of any kind whatsoever, and pay the full purchase price, if any, for said Shares to the Company in the manner set forth in this Agreement.

2. Purchase Price. The purchase price to purchase the Shares is $            . The purchase price shall be paid by cash or check payable in clearinghouse funds to the order of the Company, or any other form of legal consideration that may be acceptable to the Committee (as defined in the Plan) in its sole discretion and permissible under applicable law.

3. Restriction on the Shares.

(a) Period of Restriction. Except as otherwise set forth herein, all the Shares issued to the Participant pursuant to this Agreement shall be subject to a period of restriction (the “Period of Restriction”) during which the Participant’s rights in and to such Shares shall be subject to the limitations and obligations set forth in this Section 3.

(b) Lapse of Period of Restriction. The Period of Restriction shall lapse as to a percentage of the Shares in accordance with the schedule set forth below based upon the period of time of the Participant’s Continuous Service (as defined in the Plan) with the Company or any Subsidiary (as defined in the Plan), calculated from the Effective Date:

Period of Continuous Service (calculated from the Effective Date)	Incremental Percentage of Shares Not Subject to Restriction	Cumulative Percentage of Shares Not Subject to Restriction

During the period that the Shares are subject to the Period of Restriction, such Shares are referred to herein as “Restricted Stock.”

(c) Termination of Continuous Service. Notwithstanding any other provision of this Agreement to the contrary, if the Participant’s Continuous Service with the Company or any Subsidiary terminates for any reason (or no reason), including without limitation, the Participant’s death or Disability (as defined in the Plan), any shares of Restricted Stock that are subject to the Period of Restriction on the date of the Participant’s termination shall be immediately forfeited by the Participant and shall be automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in such Restricted Stock.

(d) Escrow. Upon the Participant’s execution and delivery of this Agreement, the Participant agrees to concurrently deliver one or more executed stock powers as requested by the Company, duly endorsed in blank for transfer, in the form attached hereto as Exhibit A, which shall be deposited with the Company during the Period of Restriction. Each certificate representing shares of Restricted Stock shall bear the following legend until the lapse of the Period of Restriction with respect to the shares represented by such certificate:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Bolt Technology Corporation Amended and Restated 2006 Stock Option and Restricted Stock Plan (the “Plan”) and the Restricted Stock Award Agreement, dated as of                     ,             , between Bolt Technology Corporation and             (the “Agreement”). Copies of the Plan and the Agreement are on file at the offices of Bolt Technology Corporation.

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The certificates representing the Restricted Stock along with the stock power(s) shall be held in escrow by the Company until such time as either (i) the Period of Restriction with respect to all of such shares of Restricted Stock lapses in accordance with Section 3(b) of this Agreement, in which case the shares shall be delivered to the Participant, or (ii) any such shares of Restricted Stock are forfeited pursuant to Section 3(c) of this Agreement, in which case such shares shall be transferred to and reacquired by the Company in accordance with said Section 3(c).

(e) Distributions. All cash distributions on the Restricted Stock shall be paid directly to the Participant and shall not be held in escrow. Any new, substituted or additional securities or other property issued in respect of Restricted Stock shall be held in escrow, together, where applicable, with appropriate stock powers, assignments or other transfer documents which the Participant hereby agrees to execute as a condition to receipt of such securities or other property. If the Restricted Stock in respect of which such securities or other property was issued is forfeited to the Company pursuant to Section 3(c) of this Agreement, then such securities or other property shall be immediately forfeited to the Company and automatically transferred to and reacquired by the Company at no cost to the Company, to the same extent and in accordance with Section 3(c) of this Agreement as if such securities or other property were Restricted Stock thereunder.

4. Participant’s Acknowledgement. The Participant acknowledges and agrees that: (x) unless the Shares are covered by a then current registration statement or a notification under Regulation A under the Securities Act of 1933, as amended (the “Securities Act”), (i) the Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Participant has been advised and understands that (A) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Participant any exemption from such registration; (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws and any other restrictions contained in the Plan and this Agreement; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other applicable restrictions under this Agreement may be endorsed on the certificates; (y) notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (1) registration under federal or state securities laws, (2) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (3) the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or (4) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer issuance of any Shares granted hereunder until any of the events described in this sentence has occurred; and (z) if at any time the Committee shall determine that an additional agreement of the Participant is necessary or desirable as a condition of, or in

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connection with, the delivery or purchase of the Shares hereunder, then the Award shall not be effective unless such agreement shall have been obtained free of any conditions not acceptable to the Committee.

5. Rights as a Stockholder. Upon the Participant’s execution and delivery of this Agreement and payment of the full purchase price for the Shares and until such time as the Restricted Stock is forfeited to the Company as set forth herein, the Participant shall be the record owner of the Restricted Stock and, subject to the terms of this Agreement and the Plan, shall have all rights of a stockholder with respect to the Restricted Stock, including the right to vote the shares of Restricted Stock and, subject to the terms of Section 3 hereof, to receive dividends and distributions with respect to the Restricted Stock.

6. Change of Control. Notwithstanding Section 3 of this Agreement, if the Participant holds Restricted Stock at the time a Change of Control (as defined in the Plan) occurs, the Period of Restriction with respect to such Restricted Stock shall automatically lapse immediately prior to the consummation of such Change of Control, provided that the Participant remains employed with the Company upon such Change of Control; except that if the acquiring or successor entity (or parent thereof) in a Change of Control transaction provides for the continuance or assumption of this Agreement or the substitution for this Agreement of a new agreement of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares and the purchase price), then the Period of Restriction shall not lapse, and the Period of Restriction shall continue in accordance with this Agreement.

7. Withholding. All deliveries and distributions under this Agreement shall be subject to withholding of all applicable taxes. The Participant agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax, withholding requirements or like requirements, including the payment to the Company upon the lapse of the Period of Restriction with respect to shares of Restricted Stock (or such later date as may be applicable under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”)), or other settlement in respect of, the Restricted Stock of all such taxes and requirements. The Participant agrees that the Company shall be authorized to take such action as the Company may deem necessary (including, without limitation, in accordance with applicable law, withholding amounts from any compensation or other amount owing from the Company to the Participant) to satisfy all obligations for the payment of such taxes.

8. Restrictions on Transfer. The Participant shall not sell, transfer, pledge, hypothecate, assign, exchange or otherwise dispose of the Restricted Stock. Any attempted sale, transfer, pledge, hypothecation, assignment, exchange or other disposition shall be null and void and of no force or effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

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9. Plan Provisions Control. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein, the provisions of the Plan shall govern if and to the extent there are inconsistencies between the provisions of the Plan and the provisions of this Agreement. The Participant acknowledges that the Participant has received a copy of the Plan prior to the execution of this Agreement.

10. No Rights Conferred. Nothing in this Agreement shall give the Participant any right to continue in the employ or service of the Company or any Subsidiary and/or as a member of the Company’s Board of Directors or in any other capacity, or interfere in any way with the right of the Company or any Subsidiary to terminate the employment or services of the Participant.

11. Adjustments. All references to the number and class of shares covered by this Agreement, the purchase price per share of the Shares, and other terms in this Agreement may be appropriately adjusted, in the discretion of the Committee, in the event of certain changes in capitalization, as set forth in Section 9 of the Plan.

12. Compliance with Section 409A of the Code. The Participant hereby consents (without further consideration) to any change to this Agreement or the Award so the Participant can avoid paying penalties under Section 409A of the Code, even if those changes affect the terms and conditions of this Agreement or the Award and reduce its value or potential value.

13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned or transferred in whole or in part by the Participant, nor may the Participant delegate any duty or obligation under this Agreement, and any attempt to so assign, transfer or delegate shall be null and void and of no force or effect.

14. Interpretation of this Agreement. All determinations and interpretations made by the Committee with regard to any questions arising under the Plan or this Agreement shall be final, binding and conclusive as to all persons, including without limitation the Participant and any person claiming rights from or through the Participant.

15. Venue. Each party to this Agreement hereby irrevocably (i) consents and submits to the exclusive jurisdiction of the state and federal courts in Fairfield County, Connecticut in connection with any disputes arising out of this Agreement, and (ii) waives any objection based on venue or inconvenient forum with respect to any action instituted therein arising under this Agreement or the transactions contemplated hereby, and agrees that any dispute with respect to such matters shall be heard only in the courts described above.

16. Governing Law; Entire Agreement; Amendment. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without

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regard to such state’s conflict of laws principles. The Plan and this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement may be amended by the Committee, subject to the Participant’s consent if such amendment is not favorable to the Participant, except that the consent of the Participant shall not be required for any amendment made pursuant to Section 7B(j), Section 8 or Section 9 of the Plan, or as set forth in Section 12 of this Agreement.

17. Tax Elections. THE PARTICIPANT UNDERSTANDS THAT HE OR SHE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR THE PARTICIPANT’S OWN TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE ACQUISITION OF THE SHARES HEREUNDER. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT HE OR SHE HAS CONSIDERED THE ADVISABILITY OF ALL TAX ELECTIONS IN CONNECTION WITH THE ISSUANCE OF THE SHARES, INCLUDING THE MAKING OF AN ELECTION UNDER SECTION 83(b) OF THE CODE. THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT, IF THE PARTICIPANT DETERMINES TO MAKE AN ELECTION UNDER SECTION 83(b) OF THE CODE, (i) THE PARTICIPANT (AND NOT THE COMPANY) IS SOLELY RESPONSIBLE FOR PROPERLY AND TIMELY COMPLETING AND FILING ANY SUCH SECTION 83(b) ELECTION, AND (ii) THE PARTICIPANT AGREES TO TIMELY PROVIDE A COPY OF THE ELECTION TO THE COMPANY AS REQUIRED UNDER THE CODE.

18. Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given (i) when delivered personally, or (ii) three days after being deposited in the United States mail, by certified or registered mail, postage prepaid, or (iii) the next business day after sent by nationally recognized overnight delivery service, and addressed, if to the Company, at its principal place of business, Attention: Chief Financial Officer, and if to the Participant, at his or her most recent address as shown in the employment or stock records of the Company.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BOLT TECHNOLOGY CORPORATION

By:
Name:
Title:

PARTICIPANT

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Exhibit A

STOCK POWER

For value received, I hereby sell, assign and transfer unto                                              shares of the Common Stock of Bolt Technology Corporation standing in my name on the books of said Company represented by Certificate(s) Number(s)             herewith, and do hereby irrevocably constitute and appoint             attorney to transfer the said stock on the books of said Company with full power of substitution in the premises.

Date:

Printed Name:

Social Security Number:

Signature:

Witness Signature: